Exhibit 10.4

Confidential treatment has been requested for portions of this Exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ***.

A complete version of this Exhibit has been filed separately with the Securities and Exchange Commission.

EXECUTION COPY

CONFIDENTIAL

SECOND AMENDMENT TO THE COLLABORATION AND LICENSE AGREEMENT

This Second Amendment to the Collaboration and License Agreement (hereinafter the “Second Amendment”), dated as of February 23, 2004 (the “Effective Date”), is made by and between GPC Biotech AG (formerly GPC AG-GENOME PHARMACEUTICALS CORPORATION), a German stock corporation having its principal place of business at Fraunhofer Strasse 20, 82152 Planegg/Martinsried, Germany (“GPC”), and MORPHOSYS AG, a German stock corporation with its principal place of business at Lena-Christ-Str. 48, 82152 Planegg/Martinsried, Germany (“MORPHOSYS”). MORPHOSYS and GPC are each hereafter referred to individually as a “Party” and together as the “Parties.”

WHEREAS, GPC and MORPHOSYS are parties to that certain Collaboration and License Agreement having an effective date of April 15, 1999, first amended on December 4, 2000 (the “First Amendment”), (collectively, the “Agreement”); and

WHEREAS, GPC and MORPHOSYS desire to amend the Agreement, as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, and intending to be legally bound thereby, GPC and MORPHOSYS mutually agree as follows:

1.	All Capitalized terms used herein and that are defined in the Agreement herein shall, unless otherwise herein provided, have the meanings ascribed to them in the Agreement.

2.	All references herein to section numbers, unless otherwise specifically stated, are references to sections of the Agreement.

3.	Section 1.33 of the Agreement (definition of “Third Party Payment”) is hereby deleted in its entirety. A new Section 1.33 is hereby added to the Agreement, which shall read as follows:

“1.33 ‘Third Party Payments’ shall mean collectively GPC Third Party Payments and MORPHOSYS Third Party Payments.”

4.	The following provisions are hereby incorporated into the Agreement as new Sections 1.34-1.42, which shall read as follows:

“1.34	‘CAT Licensed Patent Rights’ shall mean the rights and interests in and to issued patents and pending patent applications from CAMBRIDGE ANTIBODY TECHNOLOGY, which are listed and described in SCHEDULE 2 of the MORPHOSYS-CAT License Agreement.

1.35

‘GPC Third Party Patent Rights’ shall mean the rights and interests conveyed in any agreement between a third party and (i) GPC at any time or (ii) MORPHOSYS after the Effective Date of the Second Amendment (provided that GPC consents to assume future obligations of such MORPHOSYS-third party agreement or to reimburse MORPHOSYS for such payments, such consent to not be unreasonably withheld), which agreement (in either case (i) or (ii)) either Party deems reasonably necessary for the general operation or use of the MORPHOSYS Technologies in order to permit the Parties to perform their obligations under this Agreement and/or to make, have made, use, offer for sale, sell and/or import Licensed Products. As of the Effective Date of the Second Amendment, MORPHOSYS is not in negotiation and has not scheduled to enter negotiation for any agreement with a Third Party to access intellectual property it deems necessary for the general operation or use of the MORPHOSYS Technologies in order to permit the Parties to perform their obligations under this Agreement and/or to make, have made, use, offer for sale, sell and/or import Licensed Products.

1.36	‘GPC Third Party Payments’ shall mean license fees, sublicense fees, milestone payments and royalty payments owed under GPC Third Party Patent Rights, to the extent any of such fees become due as a result of the general operation or use of the MORPHOSYS Technologies in order to permit the Parties to perform their obligations under this Agreement and/or to make, have made, use, offer for sale, sell and/or import Licensed Products (for example, fees or payments related to a license for commercial production or a license for a target would not qualify as GPC Third Party Payments).

1.37	‘MORPHOSYS-CAT License Agreement’ shall mean the license agreement entered into by and between MORPHOSYS and CAMBRIDGE ANTIBODY TECHNOLOGY, a true and redacted copy of which has been previously submitted by MORPHOSYS to GPC, who shall have reviewed such redacted copy of the agreement prior to the Effective Date of the Second Amendment.

1.38	‘MORPHOSYS Third Party Patent Rights’ shall mean the rights and interests in and to issued patents and pending patent applications from GENENTECH, DYAX, and BIOSITE and SCA VENTURES INC. The MORPHOSYS Third Party Patent Rights are listed and described in Appendix D hereof, and are subject to the limitations and obligations of the agreements between MORPHOSYS and the respective third parties, which have been affirmed through separate instruments by GPC (to the extent necessary and as shown in Appendix B) in order to become effective.

1.39	‘MORPHOSYS Third Party Payments’ shall mean license fees, sublicense fees, milestone payments and royalty payments owed under MORPHOSYS Third Party Patent Rights, CAT Licensed Patent Rights, XOMA Covenant Rights and the patent rights licensed by MORPHOSYS from The Johns Hopkins University and described in Exhibit E hereof, to the extent any of such fees become due as a result of the general operation or use of the MORPHOSYS Technologies in order to permit the Parties to perform their obligations under this Agreement and/or to make, have made, use, offer for sale, sell and/or import Licensed Products.

1.40	‘Third Party Patent Rights’ shall mean collectively the CAT Licensed Patent Rights, the GPC Third Party Patent Rights’ and the MORPHOSYS Third Party Patent Rights.

1.41	‘XOMA Covenant’ shall mean the covenant-not-to-sue under the XOMA Covenant Rights and is subject to the limitations and obligations of the agreement between MORPHOSYS and XOMA IRELAND LIMITED, dated February 1, 2002, a true and redacted copy of which has been previously submitted by MORPHOSYS to GPC, who shall have reviewed such redacted copy of the agreement prior to the Effective Date of the Second Amendment.

1.42	‘XOMA Covenant Rights’ shall mean the rights and interests in and to issued patents and pending patent applications from XOMA IRELAND LIMITED that are described in Schedule 1.17 of the XOMA Covenant.”

5.	Section 3.1 of the Agreement is hereby deleted in its entirety. A new Section 3.1 is hereby added to the Agreement, which shall read as follows:

“3.1	License Grant.

(a)	For each GPC Target listed on Appendix A, MORPHOSYS hereby grants to GPC an exclusive license in the Territory to make, have made, use, have used, sell, have sold, offer for sale, import and have imported Licensed Products directed to such GPC Target for use in the Field under MORPHOSYS Background Inventions, MORPHOSYS Third Party Patent Rights (subject to the limitations according to the agreements between MORPHOSYS and the respective third party) and under MORPHOSYS’ rights in all Patent Rights, Collaboration Inventions, Collaboration Material, and Collaboration Data pertaining to such GPC Target and Licensed Products or the uses thereof. Such license shall be perpetual unless terminated in accordance with the terms of this Agreement.

(b)	Upon written request of GPC, MORPHOSYS shall, to the extent permitted by contractual arrangements with third parties, grant to GPC a non-exclusive license in the Territory to make and use any specified Licensed Product directed against a GPC Target in a clinical setting for patient screening to support the development by GPC of human or animal therapeutic or prophylactic products which are not Licensed Products. Such license shall be personal to GPC and non-assignable and may only be sublicensed to third parties performing patient screening on behalf of GPC, and shall be granted under MORPHOSYS Background Inventions, MORPHOSYS Third Party Patent Rights (subject to the limitations according to the agreements between MORPHOSYS and the respective third party) and under MORPHOSYS’ rights in all Patent Rights, Collaboration Inventions, Collaboration Material, and Collaboration Data pertaining to such GPC Target and Licensed Products or the uses thereof. In the event of any such grant, the Parties shall execute an amendment to this Agreement to effect such grant and the sole payments therefor shall be the payments to be made to MORPHOSYS according to the terms of Sections 4.4(f) through (h) hereof.

(c)

For each GPC Target listed on Appendix A, and so long as GPC possesses a license under Section 3.1(a) for such Target, MORPHOSYS hereby grants to GPC, subject to the limitations of the MORPHOSYS-CAT License Agreement, a non-exclusive license in the Territory to make, have made, use, have used, sell, have sold, offer for sale, import and have imported Licensed Products directed to such GPC Target for use in the Field under CAT Licensed Patent Rights.

6.	Section 3.4 of the Agreement is hereby deleted in its entirety. A new Section 3.4 is hereby added to the Agreement, which shall read as follows:

3.4	Research License and Covenant to GPC.

(a) Research License to GPC.

(1) MORPHOSYS hereby grants to GPC a non-exclusive, royalty-free research license under MORPHOSYS Background Inventions, MORPHOSYS Third Party Patent Rights (subject to the limitations according to the agreements between MORPHOSYS and the respective third party) and MORPHOSYS’ interests in any Collaboration Material and Collaboration Inventions, solely during the Collaboration Term and as further described below, to the extent necessary to allow GPC to perform its obligations under the Collaboration Program.

(2) MORPHOSYS hereby grants to GPC, subject to the limitations of the MORPHOSYS-CAT License Agreement, and so long as GPC has a research license under Section 3.4(a)(1) and to the extent necessary, a non-exclusive research license under CAT Licensed Patent Rights to allow GPC to perform its obligations under the Collaboration Program.

(b) Grant of the Benefit of the XOMA Covenant. MORPHOSYS hereby grants to GPC the benefits of the XOMA Covenant (subject to the limitations to the agreement between MORPHOSYS and XOMA), so long as GPC has a research license under Section 3.4(a) and to the extent necessary, to allow GPC to perform its obligations under the Collaboration Program.

(c) No right granted under this Section shall include the right to develop or commercialize any products other than as set forth in Section 3.1 hereof.

7.	The following provision is hereby incorporated into the Agreement as a new Section 3.9:

“3.9	No Sublicense or Further Conveyance. The licenses and covenants granted under Section 3.4 shall be personal to GPC and non-sublicensable or further conveyable without the prior written consent of MORPHOSYS and shall not include the right to utilize any MORPHOSYS Technologies or to perform antibody development, screening, engineering or optimization with respect to any Target which is not a GPC Target.”

8.	The following provision is hereby incorporated into the Agreement as a new Section 3.10:

“3.10	Release. As consideration for GPC’s reimbursement obligations under Section 4.6(a) hereof with respect to CAT, MorphoSys hereby conveys to GPC, as a “Defined Party” under the MORPHOSYS-CAT License Agreement, the benefits of the release of any past, present and future claims of alleged patent infringement from CAT, as such release appears in APPENDIX B-1 to the Settlement Agreement (“CAT Release”).

9.	Section 4.6 of the Agreement (relating to Third Party Payments) is hereby deleted in its entirety. A new Section 4.6 is hereby added to the Agreement, which shall read as follows:

“4.6	Third Party Payments.

(a) GPC shall be responsible for making any MORPHOSYS Third Party Payments on behalf of MORPHOSYS that do not relate to milestones, as referenced in Exhibit D. In order to facilitate such payment by GPC, MORPHOSYS shall inform GPC in writing if any MORPHOSYS Third Party Payment has been triggered by Net Sales, together with detailed information regarding (i) the name and address of the third party payee, (ii) amount due and payment information for the bank transfer, (iii) due date for such payment, and (iv) the contractual basis for such payment to the Third Parties or John Hopkins University, CAT or XOMA (or their respective assignees) after the Effective Date of the Second Amendment. If GPC does not fulfill its obligation to make such MORPHOSYS Third Party Payments, then MORPHOSYS shall make such MORPHOSYS Third Party Payments, and GPC shall be obligated to promptly reimburse MORPHOSYS for such Third Party Payments made by MORPHOSYS. GPC will provide to MORPHOSYS a proof of the payments by GPC to the individual third parties referenced under this Section 4.6(a) as evidenced by reasonably detailed documentation. If MORPHOSYS has paid then MORPHOSYS will provide to GPC proof of the payments by MORPHOSYS to the individual third parties referenced under this Section 4.6(a) as evidenced by reasonably detailed documentation.

(b) MORPHOSYS shall be responsible for any MORPHOSYS Third Party Payments that relate to milestones, as estimated below in this Section 4.6(b). MORPHOSYS will invoice GPC for the respective payments after GPC has achieved the respective milestone, at which time GPC shall reimburse MORPHOSYS within thirty (30) days of receipt of an invoice for such milestone payments as they were actually made by MORPHOSYS to the Third Parties or John Hopkins University, CAT or XOMA (or their respective assignees) after the Effective Date of the Second Amendment. MORPHOSYS will provide to GPC a proof of the payments, as evidenced by reasonably detailed documentation:

•	IND milestone payments of € ***

•	phase III commencement milestone payments of € ***

•	NDA filing/approval milestone payments of € ***

(c) GPC shall be responsible for any GPC Third Party Payments. Should GPC or a Sublicensee enter into a separate agreement with a third party to whom MORPHOSYS is responsible for MORPHOSYS Third Party Payments, GPC or a Sublicensee may elect to take over responsibility therefor to such third party, and GPC shall discontinue making such Third Party Payments on behalf of MORPHOSYS, provided that MorphoSys has received a written confirmation from such third party, along with an appropriate release from those future

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

payment obligations to such third party directly attributable to GPC and such Sublicensee.

(d) For Licensed Products which have not been sublicensed by GPC, GPC may reduce the corresponding royalty and milestone payments otherwise due and payable to MORPHOSYS pursuant to Sections 4.4 and 4.5 by *** (***%)] of any relevant Third Party Payments actually paid, but in no event shall any such payments to MORPHOSYS hereunder be reduced by more than *** (***%). In the event any such Third Party Payment is due for a milestone or royalty which does not correspond to a milestone or royalty payment due to MORPHOSYS hereunder, GPC shall be entitled to carry forward any credit permitted above to the subsequent milestone or royalty payments for such Licensed Product which become due to MORPHOSYS hereunder. For Licensed Products which have been sublicensed by GPC, the provisions of Section 4.7 shall govern credits of relevant Third Party Payments from the date of execution of such sublicense and, in such event, this Section 4.6(d) shall not apply.

10.	Section 4.7(c) of the Agreement is hereby deleted in its entirety. A new Section 4.7(c) is hereby added to the Agreement, which shall read as follows:

(c) Notwithstanding the foregoing, in no event shall MORPHOSYS receive less than ***%] of the Net Sales of any Sublicensee of such Licensed Product, unless the Parties otherwise mutually agree; provided, however, that the Parties hereby agree that the share of Net Sales to be retained by GPC, after payment of all Third Party Payments due thereon, shall not be less than the share of Net Sales otherwise due and payable to MORPHOSYS under Section 4.6 hereof. For example, under the formula in Section 4.7(b), if B=***%, C=***%, and if Z=***%, then A would equal ***% of Net Sales (i.e., ***% of GPC’s ***% net royalty). However, the first clause of this Section 4.7(c) would increase “A” from ***% to ***% of Net Sales. However, the immediately following “provided, however” clause of this Section 4.7(c) would decrease “A” from ***% to ***% of Net Sales, such that the share of Net Sales to be retained by GPC, after payment of all Third Party Payments due thereon, would equal “A”, i.e., ***% of Net Sales.

11.	The following provision is hereby incorporated into the Agreement as a new Section 4.14, which shall read as follows:

Third Party Payment Audits. MORPHOSYS shall keep for three (3) years from the date of each MORPHOSYS Third Party Payment complete and accurate records of the contractual basis therefor and/or of the execution of such payments by MORPHOSYS (whatever is applicable). GPC shall have the right for a period of three (3) years after any payment of MORPHOSYS Third Party Payments to appoint an independent certified public accountant reasonably acceptable to MORPHOSYS to inspect the relevant records of MORPHOSYS to verify the contractual basis for such MORPHOSYS Third Party Payment and/or that MORPHOSYS has made such MORPHOSYS Third Party Payments (whatever is applicable). MORPHOSYS shall make its records available for inspection by such independent certified public accountant during regular business hours at such place or places where such records are customarily kept, upon reasonable notice from GPC, solely to verify the accuracy of the MORPHOSYS Third Party Payments. Such inspection right shall not be exercised more than once in any calendar year. GPC agrees to hold in strict

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

confidence and to cause its accountants to hold in strict confidence all information concerning MORPHOSYS Third Party Payments and reports, and all information learned in the course of any audit or inspection, except to the extent necessary for GPC to reveal such information in order to enforce its rights under this Agreement or if disclosure is required by law, regulation or judicial order. The results of each inspection, if any, shall be binding on both Parties. GPC shall pay for such inspections, except that in the event there is any downward adjustment in aggregate MORPHOSYS Third Party Payments reimbursable or paid by GPC for any year shown by such inspection of more than five percent (5%), MORPHOSYS shall pay for such inspection.

12.	The following provision is hereby incorporated into the Agreement at the end of Section 9.1:

Furthermore, to the best knowledge of MORPHOSYS the redacted copies of the agreements between MORPHOSYS and the relevant third parties (CAT, XOMA, Biosite, SCA Ventures, Dyax, The Johns Hopkins University, Genentech) provided to GPC accurately reflect all of GPC’s obligations, rights and limitations thereunder.

13.	The exhibit entered under the First Amendment as Exhibit A (relating to the “MORPHOSYS Third Party Patent Rights”) is hereby renamed as Appendix D.

14.	The exhibit entered under the First Amendment as Exhibit B (relating to third party agreements signed by GPC) is hereby renamed as Appendix B; and original Appendix B (as defined before the First Amendment) is hereby deleted in its entirety.

15.	Exhibit C of the Agreement (backgrounder on intellectual property and which was entered under the First Amendment) is hereby deleted in its entirety.

16.	Exhibit D of the Agreement (relating to third party payments and which was entered under the First Amendment) is hereby deleted in its entirety. A new Exhibit D is hereby added to the Agreement and is attached after the signature page hereof.

17.	A new exhibit (relating to the The Johns Hopkins University Patent Rights) is hereby added to the Agreement as Exhibit E and is attached after the signature page hereof.

18.	No modification to the Agreement or this Second Amendment, including a modification of this clause, shall be effective unless in writing with specific reference to the Agreement and signed by the Parties.

19.	Except as expressly amended hereby, the Agreement shall continue in full force and effect, and this Second Amendment is incorporated and made a part of the Agreement. In the event of any conflict or inconsistency between the Agreement and this Second Amendment, the latter shall prevail.

IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute this Amendment as of the Effective Date set forth above.

MorphoSys AG		GPC Biotech AG

By:	/s/ S.E. Moroney	By:	/s/ Dr. Elmar Maier
Name:	S.E. Moroney	Name:	Dr. Elmar Maier
Title:	C.E.O	Title:	SVP Business Development
Date:	23.2.04	Date:	23.2.2004

By:	/s/ Stephen S. Yoder	By:	/s/ Mirko Scherer
Name:	Stephen S. Yoder, Esq.	Name:	Mirko Scherer
Title:	US Counsel	Title:	SVP Finance
Date:	23.02.04	Date:	23.2.2004

EXHIBIT D (page 1 of 2)

MORPHOSYS Third Party Payments to be paid by GPC:

In-License Royalties and Royalty Terms

AGREEMENT	Royalty	EXCERPTED LANGUAGE RE: ROYALTY TERM

***	***	Section 1.31: “Payment Term” shall mean with respect to each Product in each country (a) if, at the time of the First Commercial Sale of such Product in such country, the development, manufacture, use, offer for sale, sale or import of such Product in such country would be covered by a Valid Claim, the term for which such Valid Claim remains in effect, or (b) otherwise, ten (10) years from the date of the First Commercial Sale of such Product in such country

***	***	Section 3.1: Until the expiry of twelve years from the Commencement Date *** MorphoSys shall pay to *** royalties of ***% of Net Sales of each Product. Following that period MorphoSys shall pay *** ***% of Net Sales of each Product subject to the fact that royalties shall be payable in any country in respect of any Product until the last to expire of any of the Valid Claims of the Licensed Patent Rights in that country or 10 years from the First Commercial Sale of that Product in that country whichever is the later.

***	***

4.2.2. Royalty Payments and Reports. Commencing with the First Commercial Sale of a Licensed Product in any country, within thirty (30) days after the conclusion of each Royalty Period, Licensee shall deliver to Licensor a report.... Concurrent with these reports, Licensee shall remit to Licensor any payment due for the applicable Royalty Period

1.11. “Royalty Period” shall mean the calendar quarter, or partial calendar quarter, commencing with the First Commercial Sale of any Licensed Product in each country, and each calendar quarter thereafter

1.8.”Licensed Product” shall mean any product intended for sale to an End User as a human therapeutic that is (i) discovered, made or developed, whether by Licensee, its Affiliates or any Third Party Transferee, using a Licensed Intermediate or a method covered in whole or in part by Patent Rights or (ii) otherwise covered by Patent Rights.

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EXHIBIT D (page 2 of 2)

AGREEMENT	Royalty	EXCERPTED LANGUAGE RE: ROYALTY TERM

***	***

7.1 Royalties on Net Sales. At the end of each Royalty Period during the term of this Agreement (a) Morphosys shall pay *** a royalty on aggregate Net Sales of Finished Products by Morphosys and all Morphosys Partners during the Royalty Period

1.23 “Royalty Period” shall mean the calendar quarter or partial quarter commencing with the First Commercial Sale of any Licensed Product, in each country, and each calendar quarter thereafter. The end of a Royalty Period shall be the last day of the applicable calendar quarter, that is, either March 31, June 30, September 30, or December 31, as the case may be.

11.1 This Agreement shall commence on the Effective Date and shall continue in full force and effect, unless earlier terminated pursuant to Articles 11.2 or 11.3, until the expiration on a country-by-country basis of the last to expire Valid Claim contained within the *** Licensed Patent Rights (“Term”).

***	***

                            4.5 Any royalties paid to Company by a third party who generates income from sale or use of a PROTEIN or OTHER PRODUCT developed by Company under a contract with such third party, would be split as follows:

                                                         Company                                                  JHU

    Category 2                                         ***                                                          ***

Category 2:             Company uses technology according to the PATENT RIGHTS to generate DNA and expresses the DNA and screens the resulting library for one or more proteins having improved functions, which are then provided to the third party.

***	***	***

***	***	***

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT E

Patent Rights exclusively licensed from The Johns Hopkins University based on WO 93/21203:

EPO:                  0 638 089 B1

USA:                 5,869,644

Canada:            2,133,554

Japan:               518533/93